Exhibit 4.1

DEL A WA RE SEAL 2015 CORPORATE AL P H A B E T I NC . AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR COMPUTERSHARE TRUST COMPANY, N.A. BY: COUNTERSIGNED AND REGISTERED: SENIOR VICE PRESIDENT, CORPORATE DEVELOPMENT, EXECUTIVE CHAIRMAN CHIEF LEGAL OFFICER AND SECRETARY transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: ALPHABET INC. FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF IS THE OWNER OF THIS CERTIFIES THAT SEE REVERSE SIDE FOR CERTAIN RESTRICTIONS CUSIP 02079K 30 5 THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE GOOGL ALPHABET INC. ABnote North America 711 ARMSTRONG LANE, COLUMBIA, TN 38401 (931) 388-3003 SALES: HOLLY GRONER 931-490-7660 NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD. COLOR: This proof was printed from a digital file on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. It is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink. Colors Selected for Printing: Intaglio prints in SC-15 Maroon. PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF REV. 1 WO—09949 FACE OPERATOR: DKS ALPHABET INC. PROOF OF: SEPTEMBER 25, 2015

The signature(s) must be guaranteed by a brokerage firm or a financial institution that is a member of a securities approved Medallion program, such as Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE(S) GUARANTEED The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever. NOTICE: Dated to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Attorney stock represented by the within Certificate and do hereby irrevocably of the Class A common constitute and appoint Shares (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE FOR VALUE RECEIVED, hereby sell, assign and transfer unto Additional abbreviations may also be used though not in the above list. UNIF TRF MIN ACT — Custodian (until age ) (Cust) under Uniform Transfers (Minor) to Minors Act (State) UNIF GIFT MIN ACT — Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) TEN COM TEN ENT JT TEN COM PROP — as tenants in common — as tenants by the entireties — as joint tenants with right of survivorship and not as tenants in common — as community property The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any stockholder of the Corporation upon written request and without charge from the secretary of the Corporation at the principal office of the Corporation. ALPHABET INC. PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF ABnote North America 711 ARMSTRONG LANE, COLUMBIA, TN 38401 (931) 388-3003 SALES: HOLLY GRONER 931-490-7660 REV. 1 WO—09949 BACK OPERATOR: DKS ALPHABET INC. PROOF OF: SEPTEMBER 25, 2015